Exhibit 99.1

NEWS RELEASE

NASDAQ:EU

TSXV:EU

September 24, 2025

www.encoreuranium.com

enCore Energy Corp. Appoints Mr. Robert Willette as Chief Executive Officer

September 24, 2025 – Dallas, Texas – enCore Energy Corp. (NASDAQ: EU) (TSXV: EU) (the “Company” or “enCore”), America’s Clean Energy Company™, announced today that Mr. Robert Willette, who has been serving as Acting Chief Executive Officer, has now been formally appointed as Chief Executive Officer.

William M. Sheriff, Executive Chairman, stated: “On behalf of the Board of Directors, I am extremely pleased to announce the promotion of Robert Willette to the permanent position of Chief Executive Officer of enCore Energy. After an extensive search process led by the Search Committee and a prominent U.S. executive search firm, we conducted multiple interviews with a large number of candidates. The Committee and the Board of Directors unanimously selected Robert as the top candidate. Although a select few highly qualified candidates made it to the final round, it became clear that Robert’s performance as the Acting Chief Executive Officer (“A/CEO”) over the past 6 months is without a doubt his best qualification. In addition to Robert’s previous role as Chief Legal Officer at enCore, and extensive background in the oil and gas industry, his “in the trenches” performance as A/CEO highlighted his exceptional leadership skills and ability to successfully manage challenges to the benefit of our shareholders. I personally cannot think of anyone I would rather work closely with as we continue to move forward. Finding a leader that performs well under ideal circumstances is one thing but finding a battle tested and proven leader is a true rarity, and we are pleased to have such an individual leading us through the coming years of aggressive growth.”

Mr. Robert Willette, Chief Executive Officer

Mr. Willette is an accomplished general counsel and business executive with 20+ years of experience managing corporate legal functions for public and privately held entities across a multitude of sectors, including industrial, manufacturing, transportation, oil & gas, and renewables.

He brings with him broad experience in corporate law and sophisticated commercial transactions, including securities, capital market transactions, mergers and acquisitions (M&As), divestitures, as well as significant experience in manufacturing, real estate, governance, compliance, intellectual property, and international operations and transactions. Most recently Mr. Willette served as ProFrac Holding Company’s Chief Legal Officer, Chief Compliance Officer and Corporate Secretary, a multi-billion dollar publicly traded oil and gas services and technology company. Mr. Willette holds a B.S., an M.B.A., and a J.D. from the University of Kansas.

Mr. Willette was awarded one-time inducement equity-based grants under the 2023 Long-Term Incentive Plan (the “Plan”). These grants consist of 125,000 RSUs under the Plan to vest ratably over a period of four (4) years; 125,000 stock options under the Plan, to vest ratably over a period of four (4) years with an exercise price of $3.10 (US) expiring five (5) years from the date of the grant and 500,000 RSUs under the Plan to vest in full on the fifth (5th) anniversary of the grant date, all of which are subject to the terms and conditions of the Plan, Mr. Willette’s continued employment and applicable award agreements approved by the Compensation Committee and the full Board of Directors.

Other officers were awarded 125,000 RSUs under the Plan to vest ratably over a period of four (4) years; 100,000 stock options under the Plan, to vest ratably over a period of four (4) years with an exercise price of $3.10 (US) expiring five years from the date of the grant; 320,000 stock options under the Plan, to vest ratably over a period of two (2) years with an exercise price of $3.10 (US) expiring three (3) years from the date of the grant and 500,000 RSUs under the Plan to vest in full on the fifth (5th) anniversary of the grant date, all of which are subject to the terms and conditions of the Plan, continued employment of the officers and applicable award agreements approved by the Compensation Committee and the full Board of Directors.

About enCore Energy Corp.

enCore Energy Corp., America’s Clean Energy Company™, is committed to providing clean, reliable, and affordable fuel for nuclear energy as the only United States uranium company with multiple Central Processing Plants in operation. The enCore team is led by industry experts with extensive knowledge and experience in all aspects of ISR uranium operations and the nuclear fuel cycle. enCore solely utilizes ISR for uranium extraction, a well-known and proven technology co-developed by the leaders at enCore Energy.

Following upon enCore’s demonstrated success in South Texas, future projects in enCore’s planned project pipeline include the Dewey Burdock project in South Dakota and the Gas Hills project in Wyoming. The Company holds other assets including non-core assets and proprietary databases. enCore is committed to working with local communities and indigenous governments to create positive impact from corporate developments.

Contact:

William M. Sheriff

Executive Chairman

972-333-2214

info@encoreuranium.com

www.encoreuranium.com

Cautionary Note Regarding Forward Looking Statements:

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and Canadian securities laws that are based on management’s current expectations, assumptions and beliefs. Forward-looking statements can often be identified by such words as “will”, “expects”, “plans”, “believes”, “intends”, “estimates”, “projects”, “continue”, “potential”, and similar expressions or variations (including negative variations) of such words and phrases, or statements that certain actions, events or results “may”, “could”, or “will” be taken.

Forward-looking statements and information that are not statements of historical fact include, but are not limited to, and any statements regarding future expectations, beliefs, goals or prospects, including the Company’s strategy regarding its planned aggressive growth. All such forward-looking statements are not guarantees of future results and forward-looking statements are subject to important risk factors and uncertainties, many of which are beyond the Company’s ability to control or predict, that could cause actual results to differ materially from those expressed in any forward-looking statement. A number of important factors could cause actual results or events to differ materially from those indicated or implied by such forward-looking statements, including, without limitation, exploration and development risks, changes in commodity prices, access to skilled personnel, the results of exploration and development activities; extraction risks; uninsured risks; regulatory risks; defects in title; the availability of materials and equipment, timeliness of government approvals and unanticipated environmental impacts on operations; litigation risks; risks posed by the economic and political environments in which the Company operates and intends to operate; increased competition; assumptions regarding market trends and the expected demand and desires for the Company’s products and proposed products; reliance on industry equipment manufacturers, suppliers and others; the failure to adequately protect intellectual property; the failure to adequately manage future growth; adverse market conditions, the failure to satisfy ongoing regulatory requirements and factors relating to forward looking statements listed above which include risks as disclosed in the Company’s filings on SEDAR+ and with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, management discussion and analysis and annual information form. Should one or more of these risks materialize, or should assumptions underlying the forward-looking statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. The Company assumes no obligation to update the information in this communication, except as required by law. Additional information identifying risks and uncertainties is contained in filings by the Company with the respective securities commissions which are available online at www.sec.gov and www.sedarplus.ca.

Forward-looking statements are provided for the purpose of providing information about the current expectations, beliefs and plans of management. Such statements may not be appropriate for other purposes and readers should not place undue reliance on these forward-looking statements, that speak only as of the date hereof, as there can be no assurance that the plans, intentions or expectations upon which they are based will occur. Such information, although considered reasonable by management at the time of preparation, may prove to be incorrect and actual results may differ materially from those anticipated. Forward-looking statements contained in this news release are expressly qualified by this cautionary statement.